                                                                    Exhibit 10.5



            AMENDMENT NO. 1 TO WARRANT REGISTRATION RIGHTS AGREEMENT

            Amendment No. 1, dated as of May 12, 2003 (this "Amendment"), to the Warrant Registration Rights Agreement dated as of June 25, 2002 (the "Original Agreement") among WOMEN FIRST HEALTHCARE, INC. (the "Company") and the Purchasers named therein. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Original Agreement.

            WHEREAS, the Company and the Purchasers have entered into the Original Agreement;

            WHEREAS, the Company has agreed to issue on the date hereof new warrants (the "New Warrants") to the Purchasers in exchange for the Warrants pursuant to Amendment No. 1 to the Securities Purchase Agreement; and

            WHEREAS, the Company and the Purchasers have determined that it is in their mutual interests to amend the Original Agreement as hereinafter set forth.

            NOW, THEREFORE, for good and valuable consideration and intending to be legally bound, the Company and the Purchasers hereby agree as follows:

            A. Pursuant to Section 10 of the Original Agreement, the Original Agreement is hereby amended as follows:

            1. REFERENCES TO WARRANT AND WARRANT SHARES. All references to "Warrants" and "Warrant Shares" throughout the Original Agreement shall be to the New Warrants and the 2,000,000 shares of Common Stock which the holders of the New Warrants will be entitled to purchase, respectively.

            2.    FORM OF OPINION. The first sentence of the third paragraph of
Exhibit 2 of the Original Agreement is hereby amended and restated as follows:

            "The Registration Statement and the Prospectus comply as to form in all material respects with the requirements for registration statements under the Securities Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no opinion with respect to the financial statements, schedules or other financial or related statistical data included in, incorporated by reference in, or omitted from, the Registration Statement or the Prospectus."
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                                      -2-



            3. CONSENT TO REGISTRATION STATEMENT. The Purchasers hereby consent to the Company's filing of a Registration Statement on Form S-1 (the "New Equity Registration Statement") to register for resale the shares of Common Stock issued in the Equity Infusion (as defined in Amendment No. 1, dated as of May , 2003, to the Note and Warrant Purchase Agreement dated as of June 25, 2002 ("Amendment No.1")) and hereby waive the requirement of Section 2(d) of the Original Agreement for purposes of allowing the New Equity Registration Statement; provided that in no event shall the New Equity Registration Statement be filed prior to the filing of an amendment to the Registration Statement covering the Warrant Shares on Form S-3 converting it to a Registration Statement on Form S-1.

            4. WAIVER. The Purchasers hereby waive (i) the requirements in Sections 2(a) and 3(a) of the Original Agreement that the Company cause the SEC to declare effective a Registration Statement on Form S-3 not later than 180 days after the Date of Closing; (ii) any breach arising from the Company's representation in Section 2(g) of the Original Agreement that it meets the requirements for use of Form S-3; and (iii) any breach caused by any past failure by the Company to comply with the requirement in Section 2(g) of the Original Agreement that the Company file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain eligibility for the use of Form S-3. The Company understands and agrees that these waivers shall be effective only with respect to such subsections. These waivers shall not be deemed to constitute a waiver of any other term, provision or condition of the Original Agreement or to prejudice any right or remedy that the Purchasers may now have or may have in the future under or in connection with any of the Documents. All provisions, terms or conditions and all covenants, representations, warranties and agreements contained in the Original Agreement shall remain in full force and effect except as expressly provided herein.

            5. COVENANT. The Company hereby agrees to file an amendment to the Registration Statement on Form S-3 converting it to a Registration Statement on Form S-1 within 60 days after the Effective Date and to obtain its effectiveness as soon as possible after such filing but in any event not later than 120 days after the Effective Date.

            6. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions, and the first Business Day upon which all such conditions have been satisfied is referred to herein as the "Effective Date":

                  (I) DOCUMENTS TO BE DELIVERED. Each Purchaser shall have received all of the following, duly executed and delivered:

                        (a) A certificate of the Secretary of the Company dated the Effective Date, certifying the incumbency and authority of the officers or authorized signatories of the Company who executed this Amendment and any other
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                                      -3-



            documents delivered on the Effective Date and the truth, correctness and completeness of the attached copy of resolutions duly adopted by the Board of Directors of the Company, in full force and effect at the Effective Date, authorizing the execution of this Amendment and the other documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein, as applicable.

                        (b) A certificate executed by the principal executive officer of the Company, dated the Effective Date, in which such officer certifies that the conditions set forth in subsections (a),
            (b) and (c) of Paragraph 6(iii) of this Amendment have been satisfied.

                        (c) The opinion of Latham & Watkins LLP, counsel to the Company, dated Effective Date, and substantially in the form set forth as Exhibit A to Amendment No. 1, subject only to such qualifications, limitations or exceptions as may be acceptable to each Purchaser.

                  (II) FEES AND EXPENSES. The payment by the Company, by wire transfer of immediately available funds, of the out-of-pocket expenses of the Purchasers and the fees and expenses of the Purchasers' counsel related to this Amendment.

                  (III) REPRESENTATIONS; NO DEFAULT. (a) All representations and warranties made by the Company in the Original Agreement shall be true and correct on and as of the Effective Date (except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated and such changes are set forth to the satisfaction of each Purchaser) as if such representations and warranties had been made as of the Effective Date, with the exception of Section 2(g) of the Original Agreement, in light of the fact that the Company is no longer eligible to use Form S-3 as indicated in the letter from the Securities and Exchange Commission dated March 30, 2003, which was previously provided to Counsel for the Purchasers.

            (b) No Default under the Original Agreement, as amended by this Amendment, or the other Documents shall exist at the Effective Date.

            (c) The Company shall have performed and complied with all agreements and conditions required in this Amendment to be performed or complied with by the Company on or prior to the Effective Date.

                  (IV) PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to each Purchaser and each
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                                      -4-



      Purchaser shall have received all such counterpart originals or certified or other copies of such documents as they or their counsel may reasonably request.

                  (V) OBLIGATIONS. The Company shall have satisfied any other obligations to each Purchaser required to be paid or complied with by it under the Original Agreement or this Amendment on or prior to the Effective Date.

                  (VI) ABSENCE OF CERTAIN CHANGES. There shall not have occurred or become known to the Purchasers since April 14, 2003 any events or changes that, individually or in the aggregate, have had or could reasonably be expected to have a material adverse effect on the business, condition (financial or other), properties, results of operations or prospects of the Company (including its subsidiaries).

                  (VII) AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT. The Company shall have entered into Amendment No. 1.

            B. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

            C. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be deemed an original, but such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

            D. As amended hereby, all terms and provisions of the Original Agreement shall remain in full force and effect.
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            WITNESS the due execution of this Amendment No. 1 to the Warrant
Registration Rights Agreement by the respective duly authorized officers of the undersigned as of the date first written above.

                                   COMPANY:


                                   WOMEN FIRST HEALTHCARE, INC.


                                   By:          /s/ Charles M. Caporale
                                        ---------------------------------------
                                        Name:  Charles M. Caporale
                                        Title: Vice President, Chief Financial
                                               Officer, Treasurer and Secretary


                                   PURCHASERS:


                                   CIBC WMC INC.


                                   By:          /s/ William P. Phoenix
                                        ---------------------------------------
                                        Name:  William P. Phoenix
                                        Title: Managing Director


                                   WHITNEY PRIVATE DEBT FUND


                                   By:  Whitney Private Debt GP, LLC
                                        its General Partner

                                   By:          /s/ Daniel J. O'Brien
                                        ---------------------------------------
                                        Name:  Daniel J. O'Brien
                                        Title: Managing Member
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                                   J.H. WHITNEY MEZZANINE FUND, L.P.


                                   By:  Whitney GP, LLC
                                        its General Partner

                                   By:          /s/ Daniel J. O'Brien
                                        ---------------------------------------
                                        Name:  Daniel J. O'Brien
                                        Title: Managing Member